Exhibit 99.2

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Investor Presentation May 2021

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 2 B&W Enterprises cautions that this presentation contains forward - looking statements, including, without limitation, statements r elating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal oper ating segments and their impact on future shareholder value. These forward - looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID - 19 on us and the capital markets and global economic climate generally; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our abi lity to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our c red it agreement as amended and restated (the "A&R" Credit Agreement"); our anticipated use of proceeds from our proposed preferred stock offering; the highly competitive nature of our businesses and our ability to win work, including ide nti fied project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third - party subcontractors, partners or s uppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and ope rational benefits from our restructuring plans, and other cost - savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments, including the ability to c omp lete our B&W Renewable's European EPC projects and B&W Environmental's U.S. loss projects within the expected time frame and the estimated costs; our ability to successfully partner with third parties to win and execute contra cts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our abi lity to maintain operational support for our information systems against service outages and data corruption, as well as protection against cyber - based network security breaches and theft of data; our ability to protect our intellectual property and renew licenses to use intellectual property of third parties; our use of the percentage - of - completion method of accounting to recognize revenue over time; our ability to successfully manage research and development projects and costs, in clu ding our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims ag ain st us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or oth er necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; potenti al violations of the Foreign Corrupt Practices Act; our ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; our ability to negotiate and ma int ain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek ne w b usiness; the possibilities of war, other armed conflicts or terrorist attacks; the willingness of customers and suppliers to continue to do business with us on reasonable terms and conditions; our ability to successfully consummate strateg ic alternatives for non - core assets, if we determine to pursue them; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation , t he risks described in the Company's Annual Report on Form 10 - K for the year ended December 31, 2020 and Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 under the captions "Risk Factor s" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward - looking statement, except to the extent required by applicable law. Non - GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the e ffe ct of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the se gments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions ab out the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, mark to market ("MTM") pension adjustments, restructuring and spin costs, impairments , l osses on debt extinguishment, costs related to financial consulting required under the U.S. Revolving Credit Facility and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present con solidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to r eco ncile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segm ent is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we ha ve undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non - cash expenses such as intangible amortization and goodwill impairments. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. A registration sta tement was previously filed by the Company with the SEC and declared effective by the SEC on April 30, 2021 and a preliminary prospectus supplement will be filed by the Company on May 3, 2021. The offering will be made only by means of a p ros pectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained when available without charge from the offices of B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 222 09 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com. Safe Harbor Statement

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 3 Preferred Stock Transaction Summary Issuer Babcock & Wilcox Enterprises, Inc. (NYSE: BW) Security Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) Proposed Ticker / Exchange BW PRA / NYSE Offering Size $50,000,000 (1) Shares Offered 2,000,000 (1) Overallotment Option 15% Liquidation Preference Per Share $25.00 Dividend 7.75% - 8.00% (1) Maturity The Series A Preferred Stock is perpetual and has no maturity date, and the Issuer is not required to redeem the Series A Pre fer red Stock Optional Redemption On or after 5 years after the initial issuance, the Series A Preferred Stock may be redeemed at the Issuer’s option, in whole or in part, from time to time, at a redemption price of $25.00 per share of Series A Preferred Stock, plus all dividends accumulated and unpaid (whether or not declared) on the Seri es A Preferred Stock up to, but not including, the date of such redemption, upon the giving of notice, as provided in the prospectus supplement. Special Optional Redemption Special optional redemption by the Issuer upon a change of control or delisting event, in whole or in part, for $25.00 per sh are , plus any accrued and unpaid dividends (the “Redemption Right”). The circumstances that will constitute a “change of control” and “delisting event” will be set forth in the documents governing the Series A Preferred Stock. Conversion Right Upon a Change of Control or Delisting Event Upon occurrence of a change of control or delisting event, in the event the Issuer does not exercise the Redemption Right, ho lde rs of the Series A Preferred Stock will have the right to convert some or all of the Series A Preferred Stock held by such holder into common shares at a predetermined ratio. DRD/QDI Eligible Yes, once Issuer reports positive federal earnings and profits (as defined in the U.S. federal tax code). Dividends are curre ntl y treated as non - dividend distributions which reduce shareholder basis since the Issuer has reported negative current and accumulated earnings and profits. Use of Proceeds The Issuer anticipates using the net proceeds from this offering to support clean energy growth initiatives, to fund strategi c t ransactions including acquisitions, for the repayment of loans or other indebtedness, additions to working capital and other capital expenditures. Pending such use, the Issuer may in ves t the net proceeds in short - term interest - bearing accounts, securities or similar investments. Expected Pricing Date May 4, 2021 Book - Running Managers B. Riley Securities, D.A. Davidson & Co., Janney Montgomery Scott, Ladenburg Thalmann , National Securities Corporation, William Blair Lead Manager Kingswood Capital Markets, division of Benchmark Investments, Inc. Co - Managers Aegis Capital Corp., Boenning & Scattergood, Huntington Capital Markets, Incapital , Wedbush Securities 1. Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiation s b etween the Company and the underwriter .

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 4 Executive Summary B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high - growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition. B&W is executing a robust growth strategy after: • Recovering from losses related to several expanded - scope projects, returning to its core technology and delivery model • Implementing $133 million in cost savings initiatives, with another $8 million identified, and • Common stock and senior notes offerings in February 2021 to paydown debt and support clean energy growth initiatives Babcock & Wilcox provides high - quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward - looking statements, which speak only as of the d ate of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID - 19 on us and the capital m arkets and global economic climate generally. We undertake no obligation to update or revise any forward - looking statement, except to the extent required by applicable law. Advancing energy and environmental solutions that bring power and progress to our world Strong Global Brand After achieving ~$53 million in adjusted EBITDA in the 12 months ended March 31, 2021, B&W is targeting 1 : • FY2021 adjusted EBITDA of $70 - $80 million • FY2022 adjusted EBITDA of $95 - $105 million Recent debt paydowns and reduced required pension contributions are expected to save more than $40 million annually in interest and pension funding cash expenses on a pro forma basis. Executing a Transformation Positioned for Growth Building Toward the Future (1) The most comparable GAAP target information is not available without unreasonable effort; based on Q1 2021 preliminary result s

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 5 The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally Next Generation B&W Global Brand Equity A Circular Economy For our economy and future generations, we continually develop ecologically sound ways of recycling resources, like biomass and waste, to create clean, renewable baseload power while reducing greenhouse gas emissions. The Clear Choice for Our Climate As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes. Efficient. Safe. Reliable. From the initial patent for the water - tube safety boiler to the world’s first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long - term operation. B&W FOUNDATION DRIVES GROWTH STRATEGY Research & Innovation Vast Installed Base Advanced Technologies High - Growth End Markets

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 6 Waste - to - energy and biomass - to - energy baseload power, chemical recovery boilers for pulp & paper, multi - fuel technology, Dynagrate ® and vibrating combustion grates Technologies for Renewable Power & Resource Recovery Emissions controls, ash handling systems for bottom and fly ash, submerged grind conveyors , wet, dry and hybrid cooling systems, carbon capture Technologies for a Clean Environment Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications Technologies for Efficient Steam Generation Delivering value to our customers through technology - driven products and services, with 1200 active patents worldwide Continual product improvement and research and development to support future needs, including carbon capture What We Do ENVIRONMENTAL THERMAL RENEWABLE

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 7 A vast global installation of B&W’s core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits Installed & Proven Technologies Nearly 2,000 cooling system units (7,000+ cells) across the globe ~110 GW of baseload power generation capacity through ~330 operating fossil fuel boiler units in the U.S. ~180 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste - to - energy and biomass) More than 500 waste - to - energy and biomass - to - energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers Key patented ADIOX® and MERCOX Ρ flue gas environmental technology installed in more than 120 plants Combined installed capacity of our WtE technology is more than 48 million tons of waste per year and more than 5 GW of electricity from our BtE technology More than 5,000 industrial water - tube package boilers installed in a variety of facilities, including refining, petro - chemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products Large installed base of wet and dry scrubbers to meet environmental regulations and technologies to improve ESP performance at a wide range of utility and industrial installations ~90 pulp and paper recovery boiler units in North America; at nearly 50%, the largest installed base among OEMs

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 8 Company Profile Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications. B&W Renewable Power Generation 50 % Industrial 50 % Aftermarket & Upgrades 22% Parts & Services 75% North America 40% Europe 50% Asia & Other 10% New Build 3% Industrial 37% Power Generation 63% Aftermarket & Upgrades 34% Parts & Services 53% North America 62% Europe 19% New Build 13% Asia & Other 19 % Headquarters: Akron OH, USA Founded: 1867 Ownership: Public (NYSE:BW) LTM Q1 2021 Revenue: $ 586M Employees : ~2,100 Corporate Snapshot 25% Note: All charts based on preliminary LTM March 31, 2021 revenues, unless otherwise noted. 19% 56% Consolidated B&W Thermal Industrial 27% Power Generation 73% Aftermarket & Upgrades 41% Parts & Services 48 % North America 79% Europe 2% Asia & Other 19% New Build 11% B&W Environmental Industrial 47% Power Generation 53% Aftermarket & Upgrades 27% Parts & Services 42% North America 40% Europe 30 % New Build 31% Asia & Other 30%

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 9 30 - 40% 20 - 25% 35 - 45% Global Expansion Europe More than $7B 2021 - 2023 Addressable Market Americas More than $8B 2021 - 2023 Addressable Market Middle East & Africa More than $4B 2021 - 2023 Addressable Market Asia - Pacific More than $8B 2021 - 2023 Addressable Market Manufacturing Service Facilities Construction Sales/Support Future Sales/Support Sales Reps Future Sales Reps Future Service Facilities Americas APAC Europe ME/A $402 $198 $75 $307 $ MILLIONS Americas APAC Europe ME/A $465 $684 $714 $326 $ MILLIONS Americas APAC Europe ME/A $1204 $349 $24 $435 $ MILLIONS B&W RENEWABLE B&W ENVIRONMENTAL B&W THERMAL 3 - Year Pipeline Global footprint and ongoing expansion positions B&W to leverage market trends around the world Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward - looking statements, which speak only as of the d ate of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID - 19 on us and the capital m arkets and global economic climate generally. We undertake no obligation to update or revise any forward - looking statement, except to the extent required by applicable law. Total pipeline more than $5B over the next 3 years excluding parts & services Target Revenue Split 2023

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 10 B&W is actively deploying technology today which curbs the global warming impact of methane B&W’s Waste - to - Energy Technology Reduces Methane Emissions  Methane has 84 times the Global Warming Potential (GWP) of CO 2 i  Annual additions to landfills in the U.S. ii produce emissions equivalent to 10 million cars  Landfills in the U.S. iii emit more than 330 million tons of 20 - year basis GWP each year, roughly equal to 70 million cars iv  Waste - to - Energy (WTE) avoids landfilling while producing baseload clean energy WTE Technologies  Boiler/steam generation island  DynaGrate ® combustion grate  Fuel handling systems  Emissions control equipment  B&W’s state - of - the - art technology has been installed in more than 500 units in more than 30 countries , including: • The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida) • One of the world’s largest waste treatment facilities in the world (Shenzhen East, China) i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Gro up I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G. - K. Plattner, M. Tignor , S.K. Allen, J. Boschung , A. Nauels , Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf ; 20 - year basis ii EIA Biomass Explained: Waste - to - energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste - to - energy.php iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project - and - landfill - data - state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20 MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1) iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 11  B&W is at the forefront of developing CO 2 capturing technologies  Multiple technologies ready for commercial demonstration  93 active patents related to carbon capture technology  Positioned to provide critical solutions to meet global climate goals B&W’s Carbon Capture Technologies are Ready for Commercial Demonstration Oxy - Fuel Combustion RSAT Ρ Post - Combustion Chemical Looping B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes  Natural gas  Solid fuels (biomass, coal) FUELS:  Any combustion  Gasification  Coal  Pet coke  Pilot - scale testing complete (30 MW t h )  168 MW e full - scale design ready  Jointly developed with The Ohio State University  Pilot testing complete on both syngas and coal at 250 kW th input  Ready for scale - up to 4 x 2.5 MW e  Post - combustion amine - based solvent process  Pilot testing complete  First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company’s Plant Gaston  Reference plant design ready  Industrial process that produces a flue gas stream with CO 2 FUELS: FUELS:  Natural gas  Any syngas

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 12 Financial Information

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 13 *COVID - 19 adversely impacted all segments in 2020 and Q1 2021; strategic actions in 2019 and 2020 provide the foundation for a strong 2021 and beyond Consolidated Financial Summary Note: 2020 results include the recognition in Q3 2020 of a $26.0 million loss recovery settlement related to certain historical EPC loss contrac ts; f igures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non - GAAP measures; COVID - 19 adversely impacted all segments in 2020 and Q1 2021; d uring the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non - strategic business, interest o n letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate rec onciling items in our reconciliation. ($ in Millions) Preliminary Twelve Months Ended March 31, 2021* Twelve Months Ended December 31, 2020* Twelve Months Ended December 31, 2019 Revenue $ 586.0 $ 566.3 $ 859.1 Adjusted Gross Profit $ 176.4 $ 173.6 $ 169.5 Adjusted Gross Profit Margin % 30.1% 30.7% 19.7% Operating Income (Loss) $ 2.1 $ (1.7) $ (29.4) Adjusted EBITDA $ 52.6 $ 45.1 $ 45.0 Adjusted EBITDA Margin % 9.0% 8.0% 5.2%

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 14 Pro Forma Capital Structure Note: Figures may not be clerically accurate due to rounding. (1) Includes impact of $50M preferred stock offering net of estimated commissions and expenses. (2) See SEC financial filings and/or slides in Appendix for reconciliation of non - GAAP measures. 2020 results include the recognitio n in the third quarter of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts, as previ ous ly disclosed. Adjusted EBITDA for LTM as of 3/31/2021 is based on preliminary, unaudited results for Q1 2021; 2020 Adjusted EBIT DA excludes losses related to a non - strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. (3) Targeted range for Adjusted EBITDA in 2021 previously disclosed by BW management; the most comparable GAAP target information is not available without unreasonable effort. (4) Net Debt compared to LTM 3/31/2021 Adjusted EBITDA (5) Net Debt compared to 2021 Target Adjusted EBITDA Range February 2021 common stock and senior note offerings reduced secured debt by $274 million and reduced future cash interest pa yme nts by approximately $16 million annually; combined with a reduction in required pension contributions, B&W expects savings of more than $40 million annually in cash expenses on a pro - forma basis ($ in Millions) As of Mar 31, 2021 Preferred Stock Offering (1) Pro Forma Total (1) Capitalization: Total Debt $233.3 - $233.3 Unrestricted Cash 53.8 47.2 101.0 Net Debt $179.5 ($47.2) $132.3 Adjusted EBITDA: prelim LTM 3/31/2021 Adjusted EBITDA (2) 52.6 - 52.6 2021 Target Adjusted EBITDA Range (3) 70.0 - 80.0 - 70.0 - 80.0 Total Debt Leverage: Net Leverage (4) 3.4x - 2.5x Target Net Leverage Range (5) 2.2x - 2.6x - 1.7x - 1.9x

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 15 Executive Summary B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high - growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition. B&W is executing a robust growth strategy after: • Recovering from losses related to several expanded - scope projects, returning to its core technology and delivery model • Implementing $133 million in cost savings initiatives, with another $8 million identified, and • Common stock and senior notes offerings in February 2021 to paydown debt and support clean energy growth initiatives Babcock & Wilcox provides high - quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward - looking statements, which speak only as of the d ate of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID - 19 on us and the capital m arkets and global economic climate generally. We undertake no obligation to update or revise any forward - looking statement, except to the extent required by applicable law. Advancing energy and environmental solutions that bring power and progress to our world Strong Global Brand After achieving ~$53 million in adjusted EBITDA in the 12 months ended March 31, 2021, B&W is targeting 1 : • FY2021 adjusted EBITDA of $70 - $80 million • FY2022 adjusted EBITDA of $95 - $105 million Recent debt paydowns and reduced required pension contributions are expected to save more than $40 million annually in interest and pension funding cash expenses on a pro forma basis. Executing a Transformation Positioned for Growth Building Toward the Future (1) The most comparable GAAP target information is not available without unreasonable effort; based on Q1 2021 preliminary result s

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 16 Appendix

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 17 Kenny Young Chairman & Chief Executive Officer Leadership Team John Dziewisz General Counsel Jimmy Morgan Chief Operating Officer Lou Salamone Chief Financial Officer Jacqueline Opal Human Resources Megan Wilson Corporate Development & Investor Relations

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 18 B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions Key Market Drivers & Opportunities Potential for carbon legislation benefits emergent carbon - capture technologies Water scarcity and regulations drive need for custom cooling solutions An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues New EU regulations require higher emissions standards Increasing global regulatory restrictions on landfilling benefit waste - to - energy Global drive toward renewable and reusable energy sources

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 19 Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions Key Growth Strategies Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate strong cash flow Provide best - in - class environmental technologies to customers across a broad array of markets to meet growing environmental regulations Meet the global need for carbon reduction with patented renewable waste - to - energy & biomass and carbon - capture solutions Grow by expanding sales , service and business development teams in key international regions to serve the broad renewable, environmental and thermal markets

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 20  Focus on core products and services for environmental, renewable and thermal markets  Increase emphasis on retrofit and aftermarket services  Focus on quality, high margin projects rather than revenues  Leverage a vast installed base and robust pipeline  Return the renewable business to its historically profitable business model, providing core technologies and services, with no EPC scope  Expand sales, service and business development teams internationally ACTION ACHIEVED ONGOING November 2018 New Senior Management Team led by Kenny Young x April 2019 Settlement Negotiated for Remaining Loss Contracts; Additional Financing Obtained x May 2019 EPC Loss Contracts Turned Over to Customers (5 of 6 Turned Over; Turnover Not Applicable for Last Project Under Settlement Terms) x June 2019 Sale of Non - Strategic Asset (Loibl) x July 2019 Deleveraging Event : Rights Offering x July 2019 Deleveraging Event : Debt Conversion x May 2020 Extended Credit Facility for Two Years with Further Reductions Through End of 2020 x August 2020 Strategic Organizational and Global Branding Initiative Launched x x August 2020 Board Transition to Align with Market - Focused Initiatives Complete x February 2021 Deleveraging Event: Common Stock and Senior Notes Public Offerings x Ongoing Implementation of ~$133M in Cost Reductions Complete; Further $8 million identified x x Ongoing Pursuing Recoveries From Historical EPC Loss Projects ; $9.1M Insurance Proceeds Received in Q3 2019; $26M Insurance Loss Recovery Recognized in Q3 2020, Proceeds Received October 2020; Pursuing Further Recoveries from Subcontractors x Ongoing Expanding Sales, Service and Business Development Teams Globally x Ongoing Preparing for 2022 Credit Facility Refinance and Targeting 2021 adjusted EBITDA of $70 - $80 million, 2022 adjusted EBITDA of $95 - $105 million (1) x Ongoing Transformation Key strategic actions have returned the company to positive performance and positioned it for growth Focus on Strengths Financial Credibility & Profitability (1) The most comparable GAAP target information is not available without unreasonable effort; targets based on current visibility regarding COVID - 19 impacts; it is not possible to fully predict the impacts of COVID - 19

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 21 Key End Markets Product and Service Overview Waste - to - Energy Biomass Pulp & Paper Waste - to - energy and biomass technologies, aftermarket equipment upgrades, parts and service Power Oil and Gas Pulp & Paper General Industry Air emissions control and ash handling systems, cooling and energy recovery, aftermarket equipment upgrades, parts and service Power Oil and Gas General Industry Utility steam generation equipment, industrial boilers, boiler cleaning, aftermarket equipment upgrades, parts and service Financial Reporting Segments Note: Financial performance reported under new segments starting with Q3 2020 results; segment results for prior periods have been restated for comparative purposes.

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 22 Three months ended March 31, 2021* 2020 Adjusted EBITDA (2) $ 8.5 $ 1.0 Restructuring activities (1.0) (2.0) Financial advisory services (0.9) (0.9) Advisory fees for settlement costs and liquidity planning (2.0) (2.6) Litigation legal costs (0.4) (0.7) Stock compensation (7.8) (0.7) Interest on letters of credit included in cost of operations (0.3) (0.2) Loss from business held for sale (0.5) (0.8) Depreciation & amortization (4.1) (4.2) Loss from a non - strategic business — (0.1) Gain on asset disposals, net 2.0 0.9 Operating loss (6.5) (10.3) Interest expense, net (14.1) (22.1) Gain on sale of business 0.4 — Net pension benefit 9.1 7.5 Foreign exchange (1.2) (9.3) Other – net (0.3) (0.2) Total other income (expense) (6.1) (24.0) Loss before income tax (benefit) expense (12.6) (34.3) Income tax expense (benefit) 2.8 (0.8) Loss from continuing operations (15.4) (33.5) Income from discontinued operations, net of tax — 1.9 Net loss (15.4) (31.6) Net loss attributable to non - controlling interest — 0.1 Net loss attributable to stockholders $ (15.5) $ (31.5) Twelve months ended December 31, 2020 2019 Adjusted EBITDA 45.1 45.0 Restructuring activities (11.8) (11.7) Financial advisory services (4.4) (9.1) Settlement cost to exit Vølund contract (3) — (6.6) Advisory fees for settlement costs and liquidity planning (6.4) (11.8) Litigation fees and settlement (2.1) (0.5) Loss on business held for sale (0.5) (5.9) Stock compensation (4.6) (3.4) Interest on letters of credit included in cost of operations (0.9) (0.4) Depreciation & amortization (16.8) (23.6) Loss from a non - strategic business (2.6) (5.5) Gain on asset disposals, net 3.3 3.9 Operating loss (1.7) (29.4) Interest expense, net (59.2) (94.0) Loss on debt extinguishment (6.2) (4.0) Loss on sale of business (0.1) (3.6) Net pension benefit before MTM 28.8 14.0 MTM (loss) gain from benefit plans (23.2) 8.8 Foreign exchange 58.8 (16.6) Other – net (1.1) 0.3 Income (loss) before income tax expense $ (3.9) $ (124.4) Income tax expense 8.2 5.3 Income (loss) from continuing operations (12.1) (129.7) Income from discontinued operations, net of tax 1.8 0.7 Net income (loss) (10.3) (129.0) Net (income) loss attributable to non - controlling interest — 7.1 Net income (loss) attributable to stockholders $ (10.3) $ (122.0) 1) Figures may not be clerically accurate due to rounding 2) Adjusted EBITDA for the three months ended March 31, 2020, excludes losses related to a non - strategic business and interest on letters of credit included in cost of operations that were previously included in Adjusted EBITDA and total $(0.1) million and $(0.2) million, respectively. 3) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste - to - energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward. 4) During the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non - strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation. 5) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed. Adjusted EBITDA Reconciliation $ in Millions (4)(5) (1) $ in Millions *For Q1 2021, preliminary reconciliation of Adjusted EBITDA (unaudited)

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 23 (1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segment s' adjusted gross profit. (2) Adjusted gross profit for the years ended December 31, 2020 and December 31, 2019, excludes losses related to a non - strategic bu siness that was previously included in Adjusted gross profit within the B&W Environmental segment and totals $2.6 million and $5.5 million. (3) Adjusted gross profit for the twelve months ended December 31, 2020 includes the recognition of a $26.0 million loss recovery se ttlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed; Adjusted gross profit for the three months ended March 31, 2020, excludes losses related to a non - strat egic business that was previously included in Adjusted gross profit and totals $(0.1) million (4) Figures may not be clerically accurate due to rounding. Gross Profit Reconciliation $ in Millions Twelve months ended December 31, 2020 2019 Adjusted gross profit (1) Operating loss $ (1.7) $ (29.4) Selling, general and administrative ("SG&A") expenses 141.4 150.6 Advisory fees and settlement costs 12.9 27.9 Intangible amortization expense 5.5 4.3 Restructuring activities 11.8 11.7 Research and development costs 4.4 2.9 Loss from a non - strategic business 2.6 5.5 Gain on asset disposals, net (3.3) (3.9) Adjusted gross profit $ 173.6 $ 169.5 (4) (2)(3) Three months ended March 31, 2021* 2020 Adjusted gross profit (1)(3) Operating loss $ (6.5) $ (10.3) Selling, general and administrative ("SG&A") expenses 40.4 37.5 Advisory fees and settlement costs 3.3 4.2 Amortization expense 1.4 1.4 Restructuring activities 1.0 2.0 Research and development costs 0.6 1.3 Loss from a non - strategic business — 0.1 Gains on asset disposals, net (2.0) (0.9) Adjusted gross profit $ 38.2 $ 35.3 *For Q1 2021, preliminary reconciliation of Adjusted Gross Profit (unaudited) $ in Millions

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 24 Key Technologies

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 25 Aftermarket New Build Note: Gas - fired package boilers are used in coal - fired and renewable plants for start - up or auxiliary power Products & Services Across Our Brands Providing “life of the plant” product and service applications across a broad array of power generation and industrial market s Combustion Grates Steam Generation Technologies Construction Natural Gas - fired Package Boilers Emissions Control Solutions Cooling Systems Boiler Auxiliaries Ash and Material Handling Retrofits/Upgrades Parts Inspections Field Service Operations & Maintenance Construction

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 26 Reduces dependency on landfills and reduces methane gas emissions Fuels: MSW, RDF Waste - to - Energy Boilers Single - drum, industry - standard unit for improved mill operation Fuels: Black liquor Process Recovery Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi - fuel Utility Boilers Bottom - or top - supported, shop - or field - assembled Fuel: Natural gas, oil, CO, waste heat and gases Natural Gas - Fired and Other Industrial Water - Tube Boilers Carbon - neutral technology Fuels: Wood, wood waste, straw, sludge Biomass - Fired Boilers Key Technologies: Steam Generation Technologies

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 27  Large installed base with diverse set of customers  Grate design allows for high availability and long operational time, leading to reduced O&M cost  High thermal efficiency and low emissions  Fuel flexibility  Factory assembled modules reduce field construction A Market Leader with Differentiating Technology in Waste - to - Energy Solutions DynaGrate® Pivoting Combustion Grate Key Technologies: Renewable Combustion Grates

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 28 Emission Technology Solution Particulate Control  Pulse Jet Fabric Filters (PJFF) / Baghouses  Wet and Dry Electrostatic Precipitators (ESPs)  Wet Particulate Scrubbers  Multiclone ® Dust Collectors  Selective Catalytic and Non - catalytic Reduction (SCR/SNCR)  Low NO X Burners and Combustion Systems NO x Control  Wet or Seawater Flue Gas Desulfurization (FGD) Systems  Semi - dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers)  Wet ESPs  Dry Sorbent Injection (DSI) SO 2 / Acid Gas Control  Wet ESPs  Dry Sorbent Injection (DSI) SO 3 / Acid Mist Control  Powdered Activated Carbon Injection  Absorption Plus Ρ , MercPlus Ρ , Mitagent Ρ Additives  GMAB Ρ ADIOX® and MERCOX® technologies Mercury, Dioxins, Furans  Wastewater Evaporation System (WES) via Spray Drying  Air - Cooled Condensers Wastewater Elimination Key Technologies: Emissions Controls

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 29 Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant Steam Generator Technology  Pulverizers  Furnace  Burners and ignitors  Sootblowers  Pressure parts  Air heaters and air heating cleaning systems  Bottom ash handling systems B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers Environmental Solutions  Particulate control  Nitrogen oxides (NO x ) removal  Sulfur removal  Mercury, dioxin and furan removal  Fly ash handling systems  Wastewater elimination Dry Scrubbing Technologies Particulate Control Technologies Particulate Control Technologies Fly Ash Handling Wet Scrubbing Technologies Fly Ash Handling Bottom Ash Handling Boiler Auxiliary Components: Fans, Air Heaters, etc. Boiler Pressure Parts Boiler Cleaning Equipment Burners Pulverizers SCR NO x Control Technologies

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 30 Key Technologies:  Proven, proprietary DynaGrate ® combustion grate offers high reliability, maximizing waste throughput and MW output  Advanced NextBAT ® technology provides a thermal efficiency of 99% and 95 - 99% clean flue gas  NextBAT ® meets the EU BREF (1) requirements (1) Best Available Technologies (BAT) Reference Document Steam Generation, Combustion Grates & Flue Gas Treatment Across a Waste - to - Energy Plant Water - cooled DynaGrate ® Combustion chamber with Inconel® cladded walls VoluMix Ρ zone in 1 st pass Inconel® cladded 1 st and 2 nd boiler pass Baghouse filter Conditioning tower On - line Boiler Washing System Ρ CUTNOX® in combination with SNCR

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 31 An innovative solution to eliminate ash ponds Key Technologies: Submerged Grind Conveyor Ash Handling Designed to meet current and future U.S. regulatory requirements for ash handling with:  Lower equipment cost  Lower installation cost • Utilize existing hoppers and gate valves • No modification to hopper  Short outage required  Short lead time  Available redundancy under the boiler  Lower O&M costs

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 32 Carbon Capture Technology for the 1000 GW of Global Coal Installed Base Oxy - Fired Combustion  Oxy - coal combustion technology  “Near - zero” emissions  30 MW demonstration complete  Full - scale design ready RSAT TM (Regenerable Solvent Absorption Technology)  Post - combustion technology  Patented amine - based solvent process  Pilot commissioning complete  Installed base retrofit application Key Technologies: Clean Coal Solutions Ready for Deployment

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 33 Key Technologies: Chemical Looping Combustion Platform Technology APPLICATIONS Combustion: Steam Gasification: H 2 Partial Oxidation: Syngas CHEMICAL LOOPING Turbine Fuel Cell/Boiler H 2 Storage Shift Reaction Methanation Fischer - Tropsch REDUCER COMBUSTOR Coal ( P etcoke ) Natural Gas Biomass Biogas FUELS METHANOL HYDROGEN POWER FUELS (Gasoline, Diesel, Jet Fuel) CO 2 Potential extension beyond power generation Process can be modified to convert carbon - based fuels — coal, biomass and natural gas — to electricity, syngas, chemicals, liquid fu els or hydrogen  Advanced process for clean power generation and CO 2 capture  A flameless, oxy - combustion process using oxidation - reduction reactions to process fuel and produce energy for power generation  Produces a concentrated CO 2 stream that can be captured, cleaned and compressed for use or permanent storage  Lower cost, higher efficiency  Working in collaboration with The Ohio State University

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 34 Specialized services to maximize plant performance and minimize costs and maintenance Optimization Services Water preservation technology customized for high - performance, long - life, low noise, corrosion - resistant applications Air - Cooled Condensers Cost - effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements Air Fin Coolers Counterflow for cost - effective thermal performance; crossflow for low energy consumption and operating costs Mechanical Draft Fanless design provides low power, noise and maintenance, as well as long operating lifecycle Natural Draft/Hyperbolic WET MATERIAL OPTIONS: WOOD | CONCRETE | FIBER - REINFORCED POLYMER (FRP) Key Technologies: Cooling Systems DRY

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 35 Key Technologies: Global Parts & Service Upgrades & Retrofits Replacement Parts Optimization Systems Engineering Services Adding value through constructability: Safe execution of new installation, retrofits, system maintenance/repair, plant modifications Construction Evaluating options for improved performance: Expert people, tools and processes to measure, model, design, deliver, train and project manage Enhancing efficiency with proven technology: Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment Supplying components for system reliability: High - quality standard or custom - engineered pressure and non - pressure parts Maintaining/improving plant operation: Projects for extending the life of power, process and environmental equipment

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 36  B&W will market Eos’ battery storage solutions globally  B&W is exclusive preferred installer in U.S. and Canada  Eos Znyth ® zinc battery technology is: • Scalable • Modular • Low Cost • Durable  Applications • Industrial • Commercial • Power Utilities October 2020 partnership with Eos Energy Storage, LLC to sell and service Eos’ innovative, patented Eos Znyth ® zinc battery solution for industrial and utility - scale energy storage adds a new clean energy technology capability to B&W’s range of renewable energy solutions. Key Technologies: Eos Energy Storage Innovative Battery Storage System Solution • High Energy Efficiency • Safe • Non - flammable • Flexible

BABCOCK & WILCOX ENTERPRISES, INC. © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 37